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                                                                    EXHIBIT 99.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated April 8, 2002, April 11, 2002 and April 17, 2002 relating to the financial statements and financial highlights which appear in the February 28, 2002 Annual Reports to Shareholders of 37 (thirty-seven) funds then comprising GMO Trust, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectuses of GMO Trust and GMO Pelican Fund, under the headings "Investment Advisory and Other Services
- Independent Accountants" in the Statement of Additional Information of GMO Trust, and under the headings "Financial Statements" and "Management Arrangements - Independent Accountants" in the Statement of Additional Information for GMO Pelican Fund, all of which constitute part of such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 27, 2002
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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated April 8, 2002, April 11, 2002 and April 17, 2002 relating to the financial statements and financial highlights which appear in the February 28, 2002 Annual Reports to Shareholders of GMO U.S. Core Fund, GMO Tobacco-Free Core Fund, GMO Value Fund, GMO Intrinsic Value Fund, GMO Growth Fund, GMO REIT Fund, GMO Domestic Bond Fund, GMO Core Plus Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, GMO Short-Term Income Fund, GMO Global Hedged Equity Fund, GMO Inflation Indexed Bond Fund, GMO Emerging Country Debt Share Fund, GMO International Disciplined Equity Fund, GMO International Intrinsic Value Fund, GMO International Growth Fund, GMO Currency Hedged International Equity Fund, GMO Foreign Fund, GMO Emerging Countries Fund, GMO International Equity Allocation Fund, FMO World Equity Allocation Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO Global Balanced Allocation Fund and GMO U.S. Sector Fund, which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading "Financial Highlights" in the Prospectus of GMO Trust Class M Shares and under the heading "Investment Advisory and Other Services - Independent Accountants" in the Statement of Additional Information of GMO Trust Class M Shares, which constitute part of such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 27, 2002